FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                                HEAD CIRCLE, L.P.


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Head Circle, L.P., a Mississippi limited partnership (the "First Amendment") is being entered into as of the date written below by and between SEMC, Inc., as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS

         WHEREAS, Head Circle, L.P., a Mississippi limited partnership (the "Partnership") recorded a certificate of limited partnership with the Mississippi Secretary of State on September 16, 2004. A partnership agreement dated September 14, 2004 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement").

         WHEREAS, on April 28, 2006, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding as the limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit WNC Housing Tax Credit Fund VI Series 13, L.P. as the limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and WNC Housing Tax Credit Fund VI Series 13, L.P. agrees to accept all the rights, title, interest and obligations of the limited partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

         The definition of "Limited Partner" in Article I of the Amended and Restated Operating Agreement is amended in its entirety to provide:

         "Limited Partner" shall mean WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.


         Section 17.3 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

Section 17.3      Notices.

         Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:

       To the General Partner:    SEMC, Inc.
                                  2508 Highway 72,
                                  Glen, Mississippi 38846

       To the Limited Partner:    WNC Housing Tax Credit Fund VI Series 13, L.P.
                                  c/o WNC & Associates, Inc.
                                  17782 Sky Park Circle
                                  Irvine, CA  92614
                                  Attention: David N. Shafer
       To the Special
       Limited Partner:           WNC Housing, L.P.
                                  17782 Sky Park Circle
                                  Irvine, CA  92614
                                  Attention: David N. Shafer

All references to WNC Holding, LLC in the Related Agreements are amended to refer to WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership, the Limited Partner.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.

     IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of Head Circle, L.P., a Mississippi limited partnership, is made and entered into as of May 17, 2006.

                                   GENERAL PARTNER:

                                   SEMC, INC.

                                   By:    /s/ VIKKI BARRETT
                                          ------------------------
                                          Vikki Barrett
                                          President


                                   LIMITED PARTNER:

                                   WNC HOUSING TAX CREDIT FUND VI SERIES 13,
                                   L.P.

                                   By:    WNC National Partners, LLC
                                          General Partner

                                          By:    WNC & Associates, Inc.
                                                 Managing Member

                                                 By:    /s/ DAVID N. SHAFER
                                                        ------------------------
                                                        David N. Shafer
                                                        Executive Vice President

                                   WITHDRAWING LIMITED PARTNER:

                                   WNC HOLDING, LLC

                                   By:    WNC & Associates, Inc.
                                          Managing Member

                                          By:    /s/ DAVID N. SHAFER
                                                 ------------------------
                                                 David N. Shafer,
                                                 Executive Vice President



Signatures continue on next page...

                                   SPECIAL LIMITED PARTNER:

                                   WNC HOUSING, L.P.

                                   By:    WNC & Associates, Inc.,
                                          General Partner

                                          By:    /s/ DAVID N. SHAFER
                                                 ------------------------
                                                 David N. Shafer,
                                                 Executive Vice President